UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

CAPITOL FEDERAL FINANCIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Board of Directors recommends a vote "FOR" the election of all nominees namedherein, “FOR” the advisory vote on executive compensation, for "EVERY YEAR" onthe proposed frequency of an advisory vote on executive compensation, and "FOR"the ratification of the appointment of Deloitte & Touche LLP.I.Election of Directors: (for three-year terms) Michel' Philipp Cole Jeffrey M. Johnson Michael T. McCoy, M.D. II.Advisory vote on executive compensation.III.Advisory vote on whether an advisory vote on executive compensationshould be held every year, every two years, or every three years.IV.The ratification of the appointment of Deloitte & Touche LLP as CapitolFederal Financial, Inc.'s independent auditors for the fiscal year endingSeptember 30, 2023. Stockholders also will transact any other business that may properly come beforethe meeting or any adjournment or postponement thereof.NOMINEES: Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held On January 24, 2023CAPITOL FEDERAL FINANCIAL, INC.Annual Meeting of StockholdersDate: January 24, 2023Time: 10:00 a.m. Local TimeLocation: Bradbury Thompson Alumni Center, Washburn University Campus, 1701 SW Jewell Avenue, Topeka, KansasThis communication is not a form for voting and presents only an overview of the more complete proxy materials, which containimportant information and are available to you on the Internet or by mail. We encourage you to access and review the proxymaterials before voting.If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requestingacopy. To facilitate timely delivery please make the request as instructed below before 01/10/2023.Please visit http://www.astproxyportal.com/ast/16796, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual ReportTO REQUEST PAPER OREMAIL TELEPHONE:888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)COPIES OF PROXY MATERIAL: E-MAIL: info@astfinancial.com WEBSITE:https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials You may request copies of the proxy materials for the Annual Meeting and all of the Company's future stockholder meetings.TO VOTE:ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screeninstructions or scan the QR code with your smartphone. You may enter your voting instructions atwww.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting and requesting a ballot at the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtainthe toll free number to call. MAIL: You may request a proxy card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBERCONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail.